SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Valued Advisers Trust

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ANGEL OAK MULTI-STRATEGY INCOME FUND

a series of Valued Advisers Trust

c/o Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(877) 625-3042

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 12, 2015

Dear Shareholders:

The Board of Trustees of Valued Advisers Trust (the “Trust”) is holding a special meeting (“Special Meeting”) of shareholders of the Angel Oak Multi-Strategy Income Fund (the “Fund”), a series of the Trust, on March 12, 2015 at 11:00 a.m. Eastern time. The meeting will be held at the offices of the Trust’s Administrator, Huntington Asset Services, Inc., located at 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

The Special Meeting is being held to obtain shareholder approval:

Proposal 1.	To reorganize the Fund from a series of the Trust to a series (“New Fund”) of Angel Oak Funds
Trust (the “Reorganization”). The Reorganization is not expected to result in any material change in the way the Fund is managed or in its investment objective, policies and strategies. The Fund’s fees and expenses are not expected to increase as a result of the Reorganization.

Proposal 2.	To approve of a “manager of managers” arrangement for the New Fund that would grant the New Fund and the Adviser greater flexibility with respect to the use of sub-advisers.

Proposal 3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Trust has fixed the close of business on December 19, 2014 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

If you are a shareholder of record as of the close of business on December 19, 2014, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed proxy card. The Trust’s Board of Trustees has recommended and encourages you to vote “FOR” each proposal. If you have any questions regarding the issues to be voted on, please do not hesitate to call the Fund toll-free at (877) 624-3042.

Whether or not you are planning to attend the Special Meeting, we need your vote prior to March 12, 2015. Voting is quick and easy. Everything you need is enclosed. To vote, you may use any of the following methods:

MAIL:	Please mark, sign, and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope. BE SURE TO SIGN EACH CARD BEFORE MAILING IT.

PHONE:	Please call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

INTERNET:	Visit the web site shown on your proxy card. Enter the control number on your proxy card and follow the instructions.

Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the Trust’s address noted in the Proxy Statement or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting again through the web site or toll-free number listed on the enclosed proxy card.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Fund.

The Trust’s Board of Trustees has carefully reviewed the proposals and recommends that you vote “FOR” each proposal.

By Order of the Trust,

Carol J. Highsmith

Secretary of the Trust

January 20, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 12, 2015: This Notice and Proxy Statement are available on the internet at www.proxyonline.com/docs/AngelOak.pdf. The Fund’s most recent Annual Report to shareholders is available on the internet at www.angeloakmutualfunds.com.

Important information to help you understand and vote on the proposals

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Questions and Answers

Question:	What is this document and why did you send it to me?

Answer:

The attached document is a Proxy Statement for the Angel Oak Multi-Strategy Income Fund (the “Fund”), a series of Valued Advisers Trust (the “Trust”). The purpose of this Proxy Statement is to solicit votes from shareholders of the Fund to approve the following proposals:

(1)    the proposed reorganization of the Fund into the Angel Oak Multi-Strategy Income Fund (the “New Fund”), a newly created series of Angel Oak Funds Trust (the “New Trust”) (the “Reorganization”), as described in the Agreement and Plan of Reorganization between the Trust and the New Trust (the “Plan”); and

(2)    a “manager of managers” arrangement that would permit the New Fund and Angel Oak Capital Advisors, LLC (the “Adviser”), the investment adviser to the Fund and the New Fund, to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by the Adviser and the New Fund to sub-advise all or a portion of the New Fund’s assets without obtaining shareholder approval, if the Board of Trustees of the New Trust concludes that such arrangements would be in the best interests of the shareholders of the New Fund (the “Manager of Managers Arrangement”).

The Proxy Statement contains information that shareholders of the Fund should know before voting on the Reorganization and the Manager of Managers Arrangement. The Proxy Statement should be reviewed and retained for future reference.

Question:	What is the purpose of the Reorganization?

Answer:

The primary purpose of the Reorganization is to consolidate the funds that are advised by the Adviser into the same organizational structure, which will subject these funds to oversight by the same board of trustees. Currently, the Adviser manages the Fund’s investments and the Fund is overseen by the Board of Trustees of the Trust, a Delaware statutory trust. The Fund is one of fourteen series of the Trust, and the Adviser is one of a number of investment advisers that provides investment management services to the series of the Trust.

In October 2014, the Adviser began managing a new fund, the Angel Oak Flexible Income Fund (the “Flexible Income Fund”). The Flexible Income Fund was organized as a series of the New Trust, a Delaware statutory trust overseen by the New Trust’s Board of Trustees. Unlike with the Board of Trustees of the Trust, the Board of Trustees of the New Trust will oversee funds that are advised exclusively by the Adviser.

While the Adviser believes that the Board of Trustees of the Trust has served the Fund’s and its shareholders well, the Adviser believes that consolidating all of the Adviser’s advised funds into the New Trust may result in greater organizational efficiencies without any diminution in the level of services that are currently provided to the Fund. In addition, the Adviser anticipates that the New Trust will continue to grow in the future, which could lead to additional economies of scale. Because of these expected benefits, the Adviser has determined that the shareholders of the Fund could benefit from the Reorganization.

i

Question:	How will the Reorganization work?

Answer:

To reconstitute the Fund as a series of the New Trust, a substantially similar fund, referred to as the “New Fund,” has been created as a new series of the New Trust. If shareholders of the Fund approve the Plan, the Fund will transfer all of its assets to the New Fund in return for all of the then outstanding shares of the New Fund and the New Fund’s assumption of the Fund’s liabilities. The Fund will then distribute the shares it receives from the New Fund to shareholders of the Fund.

Fund shareholders will become shareholders of the New Fund. Immediately after the Reorganization, each shareholder will hold the same number of shares of the New Fund, with the same net asset value per share and total value, as the shares of the Fund that he or she held immediately prior to the Reorganization. Immediately thereafter, the Fund will be liquidated.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to be effective on or about April 10, 2015.

Question:	How will the Reorganization affect me as a shareholder?

Answer:

If you are a shareholder of the Fund, you will become a shareholder of the New Fund. You will receive the same number of shares of the New Fund as you held in the Fund on the closing date of the Reorganization. The shares of the New Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Fund as of the closing date of the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to be tax-free to the Fund and its shareholders.

The Adviser will continue to use the same portfolio management team for the New Fund that has been responsible for the Fund since its inception. The investment objective and strategies of the New Fund will be substantially identical to those of the Fund.

The Reorganization will result in new Third Party Service Arrangements; however, the Adviser, on behalf of the New Fund, has negotiated service contracts that it believes are in the best interests of shareholders and the New Fund, ensuring that shareholders and the New Fund continue to receive quality services for a reasonable fee.

The Reorganization will move the assets of the Fund from the Trust, which is a Delaware statutory trust, to the New Fund, a series of the New Trust, which is also organized as a Delaware statutory trust. As a result of the Reorganization, the New Fund will operate under the supervision of a different Board of Trustees, although one Trustee of the Trust also serves as a Trustee of the New Trust.

Question:	Who will manage the New Fund?

Answer:	The Adviser will continue to be responsible for overseeing the management of the New Fund, and the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Fund will continue to be responsible for the day-to-day portfolio management the New Fund. Although Fund shareholders are being asked to approve the New Fund’s Manager of Managers Arrangement described below, the Adviser does not have any present intentions to appoint a sub-adviser for the New Fund.

Question:	How will the Reorganization affect the fees and expenses I pay as a shareholder of the New Fund?

Answer:

The Reorganization will result in a decrease in the advisory fees payable to the Adviser by the New Fund as compared to the advisory fees currently incurred by the Fund.

Currently, as compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund on the first $200 million in assets in the Fund, 1.25% on the next $300 million in assets in the Fund, and 1.00% on assets greater than $500 million in the Fund. As compensation for its management services, the New Fund will be obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.89%.

With respect to the overall operating expenses, the Reorganization will not result in any increase in the net operating expense ratio for shareholders of the Fund compared to those that will be incurred by the New Fund. Currently, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for its expenses through May 31, 2015, to the extent necessary so that total annual fund operating expenses of the shares do not exceed the annual rate of 0.99%, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds of the Fund) (the “Expense Cap”). In conjunction with the Reorganization, the Adviser has agreed to put in place for the New Fund an expense limitation arrangement through May 31, 2016 that is identical to the Expense Cap that is in place for the Fund. The Adviser may recoup fees previously waived or expenses reimbursed during any of the previous three (3) years, provided total expenses do not exceed the Expense Cap. Approval of the Reorganization is also an approval of the carryover of amounts eligible for recoupment under the Fund’s expense limitation agreement. While the total annual operating expenses (before application of any expense cap) may decrease as a result of economies of scale and other costs savings to be realized from the Reorganization, to the extent that the New Fund is operating at expense levels below its expense cap, the Adviser may be able to recoup previously waived fees and reimbursed expenses, which means that the Adviser may benefit initially from the costs savings before shareholders realize such benefits. Similarly, to the extent the New Fund is operating at expense levels above its expense cap, there would be less for the Adviser to waive and/or reimburse under the expense limitation arrangement, which would also benefit the Adviser.

Question:	What are the tax consequences of the Reorganization?

Answer:

We expect that neither the Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust and the New Trust expect to receive a tax opinion confirming this position. Shareholders should consult their tax advisor about possible foreign, state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only. You should note that shareholders who do not wish to become part of the New Fund may redeem their shares from the Fund prior to the Reorganization without the imposition of a redemption fee or other penalty.

Question:	Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer:	No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question:	What will happen if the Plan is not approved by shareholders?

Answer:

The consummation of the Reorganization of the Fund into the New Trust is contingent on approval of the Plan by the shareholders of the Fund. Thus, if shareholders of the Fund do not approve the Plan, the Fund will not be reorganized into the New Fund and will remain as a series within the Trust. At that time, the Board of Trustees of the Trust will consider other options for the Fund, including a subsequent solicitation of shareholder approval of the Plan.

Question:	How would the Manager of Managers Arrangement benefit the New Fund?

Answer:

The New Fund and the Board of Trustees of the New Trust believe that it is in the best interests of each shareholder to provide the Adviser and the New Trust Board of Trustees with increased flexibility to recommend, supervise, evaluate and change sub-advisers for the New Fund without incurring the significant delay and expense associated with obtaining prior shareholder approval.

Without the Manager of Managers Arrangement, the New Fund would be required to call and hold a shareholder meeting of the New Fund before it appoints a sub-adviser or materially amends a sub-advisory agreement. Additionally, the New Fund would have to seek shareholder approval of a new sub-advisory agreement if a sub-adviser undergoes a change of control, even if there will be no change in the persons managing the New Fund. Each time a shareholder meeting is called, the New Fund must create and distribute proxy materials and solicit proxy votes from the New Fund’s shareholders. This process is time-consuming and costly, and such costs are generally borne by the New Fund, thereby reducing shareholders’ investment returns.

It is anticipated that the Manager of Managers Arrangement will permit the New Fund to operate more efficiently and more cost-effectively. If shareholders do not approve the Manager of Managers Arrangement, the New Fund would be required to solicit shareholder approval of new or materially amended sub-advisory agreements.

Question:	Will the Manager of Managers Arrangement have an effect on the advisory fees paid by the New Fund or the quality of the advisory services the New Fund receives?

Answer:

No. The Manager of Managers Arrangement does not affect the amount of investment advisory fees paid by the New Fund. When entering into and amending sub-advisory agreements, the New Fund will negotiate fees paid to the sub-advisers for their services. The sub-advisory fees are paid out of the New Fund’s investment advisory fee. The fees paid by the New Fund are considered by the Board of Trustees of the New Trust in approving and renewing advisory and sub-advisory agreements.

Under the Manager of Managers Arrangement, shareholder approval will continue to be required in the event of any proposed increase in the investment advisory fee paid by the New Fund. Further, whether or not shareholders approve the Manager of Managers Arrangement, the Adviser will continue to be required to provide the same level of investment advisory services to the New Fund as it currently provides to the Fund.

Question:	Why do I need to vote?

Answer:	Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the number of shares you own.

Question:	How does the Trust Board of Trustees (the “Board”) recommend that I vote?

Answer:	After careful consideration and upon the recommendation of the Adviser, the Board unanimously recommends that shareholders vote “FOR” the Plan and “FOR” the Manager of Managers Arrangement.
Question:	Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:	The Adviser will pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.
Question:	How do I vote my shares?

Answer:

Although you may attend the Special Meeting and vote in person, you do not have to do so. You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

In addition, you may vote through the internet by visiting www.proxyonline.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call (877) 536-1559.

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted “FOR” each proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as present for determining whether a quorum is present with respect to a particular matter, but will not be counted as voting on any matter at the Special Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.”

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Question:	If I vote by mail, how do I sign the proxy card?

Answer:

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown on the account registration shown on the proxy card.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Question:	Who do I call if I have questions?

Answer:	If you have any questions about the proposal or the proxy card, please do not hesitate to call (877) 536-1559.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

v

VALUED ADVISERS TRUST

Angel Oak Multi-Strategy Income Fund

c/o Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 12, 2015

Introduction

Valued Advisers Trust (the “Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of the Angel Oak Multi-Strategy Income Fund (the “Fund”), a series of the Trust, to seek shareholder approval of a proposal to reorganize (the “Reorganization”) the Fund from a series of the Trust to a series (also the Angel Oak Multi-Strategy Income Fund) (the “New Fund”) of Angel Oak Funds Trust (the “New Trust”). The Reorganization is not expected to result in any material change in the way the Fund is managed or in its investment objective, policies and strategies. The Fund’s fees and expenses are not expected to increase as a result of the Reorganization. Angel Oak Capital Advisors, LLC (the “Adviser”) will continue as investment adviser for the New Fund and the persons responsible for the day-to-day management of the New Fund will be the same as those who are responsible for the day-to-day management of the Fund. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization.

The Trust is also seeking shareholder approval for a “manager of managers” arrangement that would grant the New Fund and the Adviser greater flexibility with respect to the use of sub-advisers.

The Special Meeting will be held at the offices of the Trust’s Administrator, Huntington Asset Services, Inc., located at 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208 at 11:00 a.m. Eastern time, on March 12, 2015. This Proxy Statement and form of proxy are being mailed to shareholders of record on December 19, 2014.

Items for Consideration

The Special Meeting has been called by the Board of Trustees of the Trust for the following specific purposes:

1.	To approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Fund, a series of the Trust, to the New Fund (also called the Angel Oak Multi-Strategy Income Fund), which is a series of the New Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the Fund to its shareholders, in complete liquidation of the Fund. An approval of the Agreement and Plan of Reorganization is also an approval of the New Fund’s Advisory Agreement and the carryover of amounts eligible for recoupment under the Fund’s expense limitation agreement.

2.

To approve a “manager of managers” arrangement that would permit the New Fund and the Adviser to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by the

Adviser and the New Fund to manage all or a portion of the New Fund’s assets without obtaining shareholder approval, if the Board of Trustees of the New Trust concludes that such arrangements would be in the best interests of the shareholders of the New Fund (the “Manager of Managers Arrangement”).

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on December 19, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund or the Fund’s current prospectus and statement of additional information (“SAI”). Please call the Fund at (877) 625-3042 or write to Huntington Asset Services, Inc., at 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208 to request an annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

On or prior to the effective date of the proposed Reorganization, all Class C shares of the Fund are expected to be exchanged for Class A shares of the Fund of equal value (the “Class C Exchange”), as described in the supplement dated January 20, 2015 to the Fund’s prospectus and SAI, a free copy of which is available by calling or writing the Fund at the telephone number or address provided above. No sales charge (load) will be assessed in connection with the Class C Exchange, and the Class C Exchange is expected to be a tax-free exchange. As a result of the Class C Exchange, the Fund will be composed of Class A and Institutional Class shareholders at the time of the proposed Reorganization. Consequently, no information about the Fund’s Class C shares with respect to each Proposal is contained in this Proxy Statement. Because each share of the Fund, regardless of its class, is entitled to one vote (and each fractional share a fractional vote) on each Proposal, approval of each Proposal will not be affected by the date of the Class C Exchange relative to the date of the Special Meeting.

PROPOSAL I

To approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Fund, a series of the Trust, to the New Fund (also called the Angel Oak Multi-Strategy Income Fund), which is a series of the New Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the Fund to its shareholders, in complete liquidation of the Fund. Approval of the Reorganization is also an approval of the New Fund’s Advisory Agreement and the carryover of amounts eligible for recoupment under the Fund’s expense limitation agreement.

SUMMARY OF PROPOSAL

Below is a brief summary of Proposal 1 and how it will affect the Fund and its shareholders. We urge you to read the full text of the Proxy Statement.

You are being asked to consider a reorganization of the Fund. The Fund, which is currently part of the Trust, offers three classes of shares. If approved by shareholders, the Fund will be reorganized into the New Fund, a newly created series of the New Trust. The Reorganization will not materially change the name, investment objective, investment strategies or investment policies of the Fund. The Fund’s investment adviser and portfolio managers will remain the same; however, the New Fund’s administrator, transfer agent, distributor and custodian will be replaced by entities that the Adviser believes offer the same or enhanced levels of service for fees that they were able to negotiate for the benefit of shareholders. Each shareholder will own the same number of shares of the New Fund immediately after the Reorganization as the number of Fund shares with the same net asset value as is owned by the shareholder immediately prior to the Reorganization. The New Fund is expected to offer comparable shareholder services as the Fund. The fees and expenses of the Fund are not expected to increase as a result of the Reorganization. In fact, the Adviser has agreed to a lower advisory fee to be paid by the New Fund and the New Fund will be subject to an expense cap at the same level as the Fund at least until May 31, 2016. The New Fund will have certain different trustees than the Fund, and they will be responsible for overseeing the operations of the New Fund. One trustee of the Trust will also be a trustee of the New Trust.

Pursuant to an Agreement and Plan of Reorganization, the Reorganization will be accomplished as follows: (a) the Fund will transfer all of its assets to the New Fund, in exchange for shares of the New Fund and the New Fund will assume all of the liabilities of the Fund, and (b) the Fund will distribute the New Fund’s shares to its shareholders. Following the Reorganization, the Fund will be dissolved. A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the “Reorganization Plan”).

An approval of the Reorganization is also an approval of the Advisory Agreement between the New Trust and the Adviser with respect to the New Fund. An approval of the Reorganization is also an approval of the carryover of expenses that the Adviser reimbursed to the Fund under the expense limitation agreement between the Trust and the Adviser on behalf of the Fund. If the Reorganization is approved, the Fund will carry over this liability to the New Trust and the carry over amounts will be eligible for recoupment by the Adviser under the expense limitation agreement between the New Trust and the Adviser. The expense limitation agreement between the New Trust and the Adviser contains the same material terms as the expense limitation agreement between the Trust and the Adviser.

The Board of Trustees of the Trust, including the Trustees who are not “interested persons” (“Independent Trustees”) as that term is defined in the Investment Company Act of 1940 (the “1940 Act”), considered the Reorganization Plan in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interest of the Fund and its shareholders and that the interests of those shareholders will not be diluted as a result of the Reorganization.

If the Reorganization Plan is not approved by shareholders, then the Trustees of the Fund will consider other appropriate action, which may include a subsequent solicitation of shareholder approval for the Reorganization.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) for the Fund dated May 30, 2014; and

•	Annual Report to Shareholders of the Fund, including financial statements for the fiscal year ended January 31, 2014.

The most recent annual report of the Fund, including financial statements, for the fiscal year ended January 31, 2014, has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies free of charge or would like to receive copies of the Prospectus and SAI free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling (877) 625-3042, and they will be sent to you within three business days by first class mail.

REASONS FOR THE REORGANIZATION

The Adviser has recommended that the Board consider and approve the Reorganization. The Adviser’s recommendation, in part, follows discussions with the Board as to the future prospects for the Fund within the Trust. The Reorganization is designed to consolidate the funds that are advised by the Adviser into the same organizational structure, which will subject these funds to oversight by the same board of trustees. Currently, the Adviser manages the Fund’s investments and the Fund is overseen by the Board of Trustees of the Trust. The Fund is one of fourteen series of the Trust, and the Adviser is one of a number of investment advisers that provides investment management services to the series of the Trust.

In October 2014, the Adviser began managing a new fund, the Angel Oak Flexible Income Fund (the “Flexible Income Fund”). The Flexible Income Fund was organized as a series of the New Trust, a Delaware statutory trust overseen by the New Trust’s Board of Trustees. Unlike with the Board of Trustees of the Trust, the Board of Trustees of the New Trust will oversee funds that are advised exclusively by the Adviser.

While the Adviser believes that the Board of Trustees of the Trust has served the Fund and its shareholders well, the Adviser believes that consolidating all of the funds advised by the Adviser into the New Trust may result in greater organizational efficiencies without any diminution in the level of services that are currently provided to the Fund. In addition, the Adviser anticipates that the New Trust will continue to grow in the future, which could lead to additional economies of scale. Because of these expected benefits, the Adviser has determined that the shareholders of the Fund could benefit from the Reorganization.

The Adviser noted, and the Board considered, that shareholders who do not wish to become part of the New Trust may redeem their shares from the Fund prior to the Reorganization without the imposition of any redemption fee. The Board also considered that the Reorganization had the benefit of being a tax-free reorganization, so that the Reorganization offers shareholders who wish to retain their investment a tax advantaged means to do so. In addition, the Board considered that the New Fund was designed to be a “clone” of the Fund, with substantially identical investment objectives, policies and strategies and that it will continue to be managed by the Adviser and by the same portfolio managers. Further, the Board considered that the Adviser has undertaken to lower its investment advisory fee and that the Adviser will put in place an expense limitation agreement with the New Fund whereby the Adviser will agree, through at least May 31, 2016, to waive its fees or reimburse the New Fund for its expenses to the extent necessary to limit the New Fund’s operating expenses at the same level as the Fund (the “Expense Cap”). The Board also considered that the Adviser has agreed to assume all of the direct expenses associated with the Reorganization. The Board noted that, as in the case of the Fund, under the proposed expense limitation agreement with respect to the New Fund, the Adviser would be entitled to recoup any expenses paid or advisory fees waived. The Board considered that under the proposed expense limitation agreement, the Adviser would be permitted to be reimbursed for any fee reductions and/or expense payments made in the prior three fiscal years.

The Board considered the fact that, as of the January 31, 2014 fiscal year end, $5,190,140 was eligible for recoupment by the Adviser under the expense limitation agreement with respect to the Fund. Of that amount, $100,940 is recoverable through January 31, 2015, $1,319,337 is recoverable through January 31, 2016 and $3,869,799 is recoverable through January 31, 2017. Approval of the Reorganization is also an approval of the carryover of these amounts, as well as any additional amounts eligible for recoupment by the Adviser during the period from February 1, 2014 through the date of the Reorganization. That means that these amounts will be eligible for recoupment by the Adviser under the expense limitation agreement between the New Trust and the Adviser with respect to the New Fund.

The Board also considered that the proposed Reorganization provided certain benefits to the Adviser. These benefits include allowing the Adviser to negotiate service provider contracts on the Adviser’s own behalf, thereby providing the opportunity to reduce the New Fund’s operating costs while maintaining the quality services shareholders expect. This could reduce the amount that the Adviser is required to waive under an expense limitation agreement. Additionally, the Board considered that while the total annual operating expenses (before application of any expense cap) may decrease as a result of economies of scale and other costs savings to be realized from the Reorganization, to the extent that the New Fund is operating at expense levels below its expense cap, the Adviser may be able to recoup previously waived fees and reimbursed expenses, which means that the Adviser may benefit initially from the costs savings before shareholders realize such benefits. Similarly, the Board considered that to the extent the New Fund is operating at expense levels above its expense cap, there would be less for the Adviser to waive and/or reimburse under the expense limitation arrangement, which would also benefit the Adviser.

After consideration of these and other factors it deemed appropriate, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan and has recommended such Plan to shareholders for their approval. In approving the Reorganization, the Trustees of the Trust determined that the proposed Reorganization would be in the best interests of the Fund and its shareholders, and that the interest of the Fund’s shareholders would not be diluted as a result of the Reorganization.

The Board now submits to shareholders of the Fund a proposal to approve the Reorganization. If shareholders approve the Proposal, the Trustees and officers of the Trust will execute and implement the Reorganization Plan. If approved, the Reorganization is expected to take place on or about 4:00 p.m. Eastern time on April 10, 2015 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan. Following the Reorganization, the Fund will be dissolved.

SUMMARY OF THE PLAN OF REORGANIZATION

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Form of Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

Under the Plan of Reorganization, the Fund, a series of the Trust, will assign all of its assets and liabilities to the New Fund, a newly organized series of the New Trust, in exchange for a number of New Fund shares equivalent in number and value to shares of the Fund outstanding immediately prior to the Closing Date (as defined above), followed by a distribution of those shares to Fund shareholders in complete liquidation of the Fund so that each Fund shareholder would receive shares of the New Fund equivalent to the number of Fund shares held by such shareholder on the Closing Date. Like the Trust, the New Trust is an open-end investment company registered with the SEC. If the Reorganization is approved and implemented, shareholders of the Fund will become shareholders of the New Fund. The New Fund’s investment objective and principal investment strategies are substantially identical to those of the Fund. In addition, the Adviser to the Fund will continue to serve as the investment adviser to the New Fund. However, there are some differences between the Fund and the New Fund. The Fund’s administrator, transfer agent, custodian, and distributor will change. Only one of the Trust’s Independent Trustees will serve on the Board of Trustees of the New Trust; no other members of the Board of Trustees of the Trust will serve on the Board of Trustees of the New Trust. If approved, the Reorganization is expected to close on or about 4:00 p.m. Eastern Time on April 10, 2015, although the date may be adjusted in accordance with the Reorganization Plan.

The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and the New Trust. The significant conditions include approval of the Reorganization Plan by shareholders of the Fund and the receipt of an opinion of counsel that the Reorganization should be considered a tax-free exchange for federal income tax purposes (neither of which may be waived). The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Fund, by the Board of Trustees of the Trust. In addition, the Reorganization Plan may be amended upon mutual agreement.

(continued on the following page)

COMPARISON OF THE FUND AND THE NEW FUND

Investment Objective, Limitations and Restrictions; Principal Investment Strategies and Risks

The New Fund will have the same investment objective and substantially identical investment limitations and restrictions, as well as principal investment strategies and risks as the Fund.

Fees and Expenses

The table of Fees and Expenses and the Examples shown below are based on fees and expenses as shown in the Fund’s prospectus, dated May 31, 2014, and on estimates for the New Fund. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the New Fund’s shares as compared to the shares of the Fund. Redemptions of Fund shares paid by wire are subject to a $15.00 fee.

	Class A		Institutional Class
Shareholder fees (fees paid directly from your investment)	Fund	New Fund	Fund	New Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	2.25%	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of amount redeemed)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	0.89%	1.10%	0.89%
Distribution and Service (12b-1) Fees	0.25%	0.25%	None	None
Other Expenses[1]	0.56%	0.30%	0.56%	0.30%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	1.92%	1.45%	1.67%	1.20%
Less Fee Waiver/Expense Reimbursement	(0.23%)		(0.23%)

Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement[3,4,5]	1.69%		1.44%

1	“Other Expenses” for the New Fund have been restated to reflect the estimated expenses of the New Fund for its current fiscal year.
2	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund or New Fund incurs from investing in the shares of other investment companies, including money market funds, mutual funds and exchange-traded funds. The amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Fund’s or New Fund’s Prospectus which reflects the operating expenses of the Fund or New Fund, respectively, and does not include indirect expenses such as Acquired Fund Fees and Expenses.
3	(For the Fund:) The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until May 31, 2015, so that Total Annual Fund Operating Expenses does not exceed 0.99%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees; extraordinary expenses and indirect expenses (such as “acquired funds fees and expenses”).
4	(For the New Fund:) The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses and inclusive of organizational expenses) to limit the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.99% of the Fund’s average daily net assets through May 31, 2016.

5	(For the Fund and New Fund:) The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Fund or New Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund or New Fund and the Adviser.

Example

This example is intended to help you compare the costs of investing in the Fund and the New Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each of the Fund and the New Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each of the Fund’s and New Fund’s operating expenses remain the same (taking into account the expense cap in year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund:

	1 Year	3 Years	5 Years	10 Years
Class A	$393	$793	$1,218	$2,400
Institutional Shares	$147	$504	$886	$1,957

New Fund (Pro Forma)

	1 Year	3 Years	5 Years	10 Years
Class A	$349	$654	$981	$1,904
Institutional Class	$102	$361	$640	$1,437

Comparative Information on Shareholder Services

The New Fund will offer substantially similar shareholder services as the Fund, including telephone purchases and redemptions. The New Fund, like the Fund, offers an Automatic Investment Plan which enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account and a Systematic Withdrawal Program.

Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

Additional information on shareholder services offered by the New Fund, as well as purchase and sale and tax information can be found in Exhibit B.

Minimum Initial and Subsequent Investment Amounts

The New Fund will offer a $1,000 minimum investment for all account types for Class A and $1,000,000 for all account types for Institutional Shares. These are the same minimum investment amounts offered by the Fund. The New Fund has a $100 minimum for subsequent investments, while the Fund does not have a minimum for subsequent investments.

Dividends and Distributions

The New Fund will have the same dividend and distribution policy as the Fund. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Fund following the Reorganization. Shareholders who currently have capital gains reinvested in the Fund will continue to have capital gains reinvested in the New Fund.

Fiscal Year End

The Fund currently operates on a fiscal year ending January 31st. Following the Reorganization, the New Fund will also operate on a fiscal year ending January 31st.

Comparative Information about the Trust and New Trust

The Trust is organized as a Delaware statutory trust under an Agreement and Declaration of Trust and By-Laws (the “Governing Documents”). The New Trust is also organized as a Delaware statutory trust under a Declaration of Trust and By-Laws (also “Governing Documents”). There are no material differences in shareholder rights between the Governing Documents of the Trust and New Trust.

The Investment Adviser and Portfolio Manager

Angel Oak Capital Advisors, LLC, a limited liability company formed in 2009 and located at One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305, manages the investments of the Fund pursuant to an investment advisory agreement. The New Fund’s investment advisory agreement will be substantially identical to the Fund’s existing agreement, which is summarized below, except that the advisory fees under the New Fund’s agreement are lower than those for the Fund and the date of the New Fund’s agreement will reflect the date of the Reorganization. The fees under the Fund’s Advisory Agreement and the New Fund’s Advisory Agreement are based on a percentage of the Fund’s or New Fund’s average daily net assets as follows:

Advisory Fee

Fund	1.50% on the first $200 million of assets, 1.25% on the next $300 million of assets, and 1.00% on assets greater than $500 million

New Fund	0.89% on all assets

With respect to both the Fund and the New Fund, the Adviser provides advice on buying and selling securities. The Adviser also furnishes the Fund and New Fund with office space and certain administrative services and provides most of the personnel needed by the Fund or New Fund. Subject to the general supervision of the Board, the Adviser is responsible for managing the Fund and New Fund in accordance with its investment objectives and policies, and making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities. The Adviser also maintains the records for the Fund and New Fund. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses to ensure that the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage fees and commissions, borrowing costs, taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as Acquired Fund Fees and Expenses) will not exceed the annual rate of 0.99% of the Fund’s average daily net assets through May 31, 2015. The Adviser has contractually agreed to reduce its fees and/or pay New Fund expenses to ensure that the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses and inclusive of organizational expenses) will not exceed the annual rate of 0.99% of the New Fund’s average daily net assets through May 31, 2016. Any reduction in advisory fees or payment of expenses made by the Adviser is subject to repayment by the Fund or

New Fund, as applicable, within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund or New Fund, as applicable, is able to make the repayment without exceeding the expense limitation. The Fund and New Fund must pay its respective current ordinary operating expenses before the Adviser is entitled to any repayment of fees and/or expenses.

Under both the New Fund’s Advisory Agreement and the existing Fund’s agreement, the Adviser may delegate certain of its duties, responsibilities and obligations, at the Adviser’s expense, to one or more sub-advisers, subject to approval by the Board and shareholders of the applicable Fund to the extent required by the 1940 Act. If Proposal 2 (described below) is approved by Fund shareholders, the New Trust’s Board of Trustees (the “New Board”) may approve (although it has no present intentions of doing so) one or more sub-advisers to manage all or a portion of the New Fund’s assets, and the appointment of any such sub-adviser would not require shareholder approval.

In addition to the Fund, the Adviser also provides investment advice to individual and institutional investors, as well as a separate mutual fund organized as a series of the New Trust. As of September 30, 2014, the Adviser manages assets of approximately $4.2 billion. For the fiscal year ended January 31, 2014, the Adviser received net advisory fees of 0.87% from the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the period ended January 31, 2014.

The Portfolio Managers

The portfolio managers for the Fund will remain the same and will continue serving as such to the New Fund. Information on the portfolio managers is below. For more detailed information on the portfolio managers’ compensation information, other accounts managed, and ownership of shares of the Fund, see the Fund’s Statement of Additional Information.

As co-portfolio managers, Mr. Brad A. Friedlander, Mr. Berkin Kologlu and Mr. Ashish Negandhi are principally responsible for the day-to-day management of the Fund’s portfolio.

Brad A. Friedlander is a Managing Partner of the Adviser and a Portfolio Manager of the Fund. Mr. Friedlander has 14 years of capital markets and asset management experience across an array of fixed income products. Prior to co-founding the Adviser in 2009, Mr. Friedlander spent five years as a portfolio manager with Washington Mutual Bank in Seattle, Washington, where he managed over $8 billion across RMBS, ABS, U.S. government and agency portfolios. He also served as the chief strategist behind the institution’s $25 billion investment portfolio. Mr. Friedlander’s previous experience includes four years on the trading desk of J.P. Morgan in New York. Mr. Friedlander received a Bachelor’s degree in Economics from the University of Rochester.

Berkin Kologlu is a Managing Director of the Adviser and Senior Portfolio Manager of the Fund. Mr. Kologlu has 14 years’ experience in fixed income products and focuses on building and managing strategies within the Collateralized Loan Obligation (CLO) market. He spent the previous six years as an Executive Director at UBS, covering structured products and client solutions. Prior to UBS, Mr. Kologlu worked at Bank of America, where he focused on the structuring and marketing of CLOs and synthetic CDOs backed by corporate credit. Before Bank of America, Mr. Kologlu worked in Turkey as a commercial banker, where he was responsible for lending to large cap corporations. He received his MBA from Duke University’s Fuqua School of Business and his B.S. in Civil Engineering from Bogazici University in Istanbul, Turkey.

Ashish Negandhi is a Managing Director of the Adviser and Portfolio Manager of the Fund. Mr. Negandhi has six years’ portfolio management experience in fixed income products. Prior to the Adviser, Mr. Negandhi spent two years building and managing the investment grade corporate bond and CLO fixed income portfolio of $1 billion to $2 billion at Washington Mutual in Seattle, Washington. As portfolio manager, he was involved with macro trading strategies, performance analysis against market benchmarks and monitoring credit default and interest rate risk for the portfolio. Mr. Negandhi also worked as a Program Manager at Amazon in Seattle, where he led the Internal Fraud Prevention and Detection program for Amazon’s payment and financial systems. Mr. Negandhi received a MBA from University of Washington and Bachelor’s degree in Computer Science from Georgia College.

EXPENSES OF THE REORGANIZATION

The Adviser will assume the expenses associated with the transactions contemplated by the Reorganization, which are currently estimated to be approximately $500,000.

OTHER SERVICE PROVIDERS

Upon closing of the Reorganization, the New Fund will have different day-to-day operational service providers than the Fund:

Service Provider	Fund	New Fund

Transfer Agent, Fund Administrator and Fund Accountant	Huntington Asset Services, Inc. 2960 N. Meridian St., Suite 300 Indianapolis, IN 46208	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Distributor	Unified Financial Securities, Inc. 2960 N. Meridian St., Suite 300 Indianapolis, IN 46208	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	Huntington National Bank 41 South High Street Columbus, Ohio 43215	U.S. Bank National Association 1555 N. Rivercenter Dr. Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115

Legal Counsel	The Law Offices of John H. Lively & Associates, Inc. 11300 Tomahawk Creek Pkwy., Suite 310 Leawood, KS 66211	Dechert LLP 1900 K Street NW Washington, DC 20006

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the New Fund will be overseen by the New Board in a substantially similar manner as the Fund is overseen by the Trust’s Board. The business of the New Trust is managed under the direction of the New Board in accordance with the Governing Documents, which have been filed with the SEC. The New Board consists of four individuals, three of whom are Independent Trustees. Pursuant to the Governing Documents of the New Trust, the Trustees shall elect officers including a President, a Secretary, and a Treasurer.

The New Board also retains the power to conduct, operate and carry on the business of the New Trust and has the power to incur and pay any expenses, which, in the opinion of the New Board, are necessary or incidental to carry out any of the New Trust’s purposes. The New Board of the New Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the New Trust. The New Board, officers, employees and agents of the New Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The New Trust offers the same limitation of liability as the Trust to its New Board, officers, employees and agents. Following is a list of the members of the New Board and executive officers of the New Trust and their principal occupations over the last five years.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust

Ira P. Cohen 1959	Independent Trustee	Since 2014; indefinite term	Independent financial services consultant (since 2005).	2	Trustee, Valued Advisers Trust (since 2010) (14 portfolios); Trustee, Griffin Institutional Access Real Estate Fund (since April 2014) (1 portfolio).

Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2014; indefinite term	Retired; Senior Advisor, The TCW Group, Inc. (asset manager) (2008–2013).	2	Director, Syntroleum Corporation (renewable energy firm) (1988–2014).

Keith M. Schappert 1951	Independent Trustee	Since 2014; indefinite term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	2	Trustee, Mirae Asset Discovery Funds (since 2010) (6 portfolios); Trustee, Metropolitan Series Fund, Inc. (since 2009) (30 portfolios); Trustee, Met Investors Series Trust (since 2012) (45 portfolios); Director, The Commonfund (investment management) (since 2012); Director, Calamos Asset Management, Inc. (investment management) (since 2012); Director of Trilogy Global Advisors (investment management) (2009–2011).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Interested Trustee of the Trust

Charles W. Baldiswieler 1958	Trustee and Chairman	Since 2014; indefinite term	President and Managing Director, Angel Oak (since 2014); Group Managing Director, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West (1995–2013).	2	TCW Funds, Inc. (22 portfolios) and TCW Strategic Income Fund, Inc. (1 portfolio) (2009–2013); Metropolitan West Funds (9 portfolios) (2011–2013).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers of the Trust

Michael D. Barolsky, Esq. 1981	President	Since 2014; indefinite term	Vice President, USBFS (since 2012); Associate, Thompson Hine LLP (law firm) (2008–2012).

Brian P. Smith 1967	Vice President	Since 2014; indefinite term	Chief Operating Officer (since 2014), Director of Sales and Marketing (2012–2014) and Consultant (2011), Angel Oak; Chief Operating Officer, Star Voice, LLC (telecom firm) (2010–2011).

Anita Zagrodnik 1960	Chief Compliance Officer	Since 2014; indefinite term	Senior Vice President, USBFS (since 2014); Senior Vice President (2010–2013) and Vice President (2003–2010), Ariel Investments, LLC.

Dory S. Black, Esq. 1975	Secretary	Since 2014; indefinite term	General Counsel, Angel Oak (since 2014); General Counsel, EARNEST Partners, LLC (investment management firm) (2014); Vice-President and Assistant General Counsel, GE Asset Management Incorporated (2004–2014).

Tina B. Patel 1978	Assistant Secretary	Since 2014; indefinite term	Chief Compliance Officer, Angel Oak (since 2011); Senior Managing Director, BM Investments (2008–2010).

Christopher M. Remington 1978	Treasurer	Since 2014; indefinite term	Vice President, USBFS (since 2004).

Each Trustee was nominated to serve on the New Board based on his particular experiences, qualifications, attributes and skills. Generally, the New Trust believes that each Trustee is competent to serve because of his individual overall merits including: (1) experience, (2) qualifications, (3) attributes, and (4) skills.

Mr. Baldiswieler’s Trustee Attributes.

As President and Managing Director of the Adviser, Mr. Baldiswieler has responsibility for the management of the Fund’s day-to-day operations. Mr. Baldiswieler has spent over 20 years assisting a wide range of individuals and institutions on their investment and financial matters, including other investment companies. Prior to joining the Adviser, Mr. Baldiswieler was the Chief Executive Officer of multiple other investment company complexes and the Group Managing Director of a large asset management firm and its affiliates. The New Board believes that Mr. Baldiswieler’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the New Trust.

Mr. Cohen’s Trustee Attributes.

Mr. Cohen has over 30 years of experience in the financial services industry and has been an independent financial services consultant since 2005. Mr. Cohen has served a variety of management roles for various financial and investment companies throughout his career. Additionally, Mr. Cohen serves as an independent trustee of the trust in which the Adviser’s first mutual fund was launched. The New Board believes that Mr. Cohen’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the New Trust.

Mr. Albe’s Trustee Attributes.

Mr. Albe has over 30 years of experience in the investment management industry, including having served as executive management for a large asset management firm and its affiliated investment companies. Mr. Albe is a Certified Public Accountant (non-practicing) and has past experience as a member of the board and audit committee of a publicly held company. The New Board believes that Mr. Albe’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the New Trust.

Mr. Schappert’s Trustee Attributes.

Mr. Schappert has over 40 years of experience in the investment management industry. He has been an independent financial services consultant for his own consulting business, Schappert Consulting, LLC, since 2008 and has served a variety of management roles for various financial and investment companies throughout his career. The Board believes that Mr. Schappert’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The New Board oversees the New Trust and certain aspects of the services provided by the Adviser and the other service providers. Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the New Trust serves at the pleasure of the New Board and until their successors have been duly elected and qualified.

The New Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the New Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the New Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the independent auditors and the full Board of Trustees. For the New Fund’s most recent fiscal year, the Audit Committee met two times.

The Valuation Oversight Committee, comprised of all the Independent Trustees, oversees valuation matters of the New Trust delegated to the New Trust’s Pricing Committee, including the fair valuation determinations and methodologies proposed and utilized by the Pricing Committee, reviews the New Trust’s valuation procedures and their application by the Pricing Committee, reviews pricing errors and procedures for calculation of net asset value of each series of the Trust and responds to other matters deemed appropriate by the Board. The actions of the Valuation Oversight Committee are subsequently reviewed and ratified by the New Board. For the New Fund’s most recent fiscal year, the Valuation Oversight Committee met one time.

The Nominating and Governance Committee of the New Trust consists of the Independent Trustees and oversees general New Trust governance-related matters. For the New Fund’s most recent fiscal year, the Governance and Nominating Committee met one time.

The Chairman of the Board of Trustees of the New Trust is Charles W. Baldiswieler, who is an “interested person” of the Trust, as that term is defined under the 1940 Act. The New Board does not have a Trustee who is not an “interested person” of the Trust (“Independent Trustee”), as that term is defined under the 1940 Act, designated as a lead Independent Trustee. The New Board has considered the overall leadership structure of the New Trust and has established committees designed to facilitate the governance of the New Trust by the Trustees generally and the New Board’s role with respect to risk oversight specifically. The New Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the New Trust’s assets, and compliance matters. The New Board also has frequent interaction with the service providers and Chief Compliance Officer (“CCO”) of the New Trust with respect to risk oversight matters. The New Trust’s CCO reports directly to the New Board generally with respect to the CCO’s role in managing the compliance risks of the New Trust. The CCO may also report directly to a particular committee of the New Board depending on the subject matter. The New Trust’s principal financial officer reports to the Audit Committee of the New Board on all financial matters affecting the New Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the New Trust to monitor risks related to the New Trust’s operations. The New Trust has determined that its leadership structure is appropriate based on the size of the New Trust, the New Board’s current responsibilities, each Trustee’s ability to participate in the oversight of the New Trust and committee transparency.

Trustee Compensation

Each Trustee of the New Trust who is not an interested person of the New Trust or an investment adviser to the New Trust receives an annual retainer of $30,000, which is prorated for any periods less than one year. The New Trust also reimburses the Trustees for travel and other expenses related to meeting attendance. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receives compensation from the New Trust.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss should be recognized as a consequence of the Reorganization by either the Fund or the New Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code or stock in passive foreign investment companies, as defined in Section 1297(a) of the Code), nor should a gain or loss be recognized by the shareholders of the Fund as a result of the New Fund’s distribution of its shares to such shareholders in exchange for such shareholder’s Fund shares. In addition, a shareholder’s tax basis for shares held in the Fund would carry over to the shares of the New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also would carry over to the New Fund shares received in the Reorganization.

Immediately prior to the Reorganization, the Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The forgoing relates only to the federal income tax consequences of the Reorganization. You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any foreign, state and local tax consequences.

The implementation of Proposal 1 is not contingent on the approval of Proposal 2. If the shareholders of the Fund do not approve Proposal 1, the Board will take further action as it deems in the best interests of the shareholders of the Fund.

PROPOSAL 2

To approve a “manager of managers” arrangement that would permit the New Fund and the Adviser to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by the Adviser and the New Fund to manage all or a portion of the New Fund’s assets without obtaining shareholder approval, if the Board of Trustees of the New Trust concludes that such arrangements would be in the best interests of the shareholders of the New Fund (the “Manager of Managers Arrangement”).

Background

You are being asked to approve a “manager of managers” arrangement that would permit the New Fund and the Adviser to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by the Adviser and the New Fund to manage all or a portion of the New Fund’s assets without obtaining shareholder approval, if the New Board concludes that such arrangements would be in the best interests of the shareholders of the New Fund. The New Board, including the Independent Trustees, has approved the use of a Manager of Managers Arrangement, and any such arrangement utilized by the New Fund would be subject to New Board oversight and conditions imposed by the SEC in either a rule or an exemptive order, including the requirement that any sub-advisory agreement or material change to such agreement be approved by the New Board (including a majority of the Independent Trustees).

If shareholders of the Fund approve Proposal 2, the New Fund would be able to implement a Manager of Managers Arrangement. The SEC has already granted the New Trust and the Adviser Manager of Managers exemptive relief. If Proposal 2 is approved, no further shareholder vote would be required either to approve a sub-advisory agreement or materially amend any such sub-advisory agreement, subject to the conditions in the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the New Board (including a majority of the Independent Trustees). In view of the fact that the Manager of Managers exemptive order requires that shareholders of the New Fund approve the Manager of Managers Arrangement prior to reliance on the exemptive order, the New Board has determined to ask Fund shareholders to approve the Manager of Managers Arrangement for the New Fund in conjunction with the solicitation of shareholder approval of the Reorganization discussed in Proposal 1 in this Proxy Statement.

Benefit to the Fund

Based on the recommendation of the Adviser, the New Board believes that it is in the best interests of each shareholder to provide the Adviser and the New Board with increased flexibility to recommend, supervise, evaluate and change sub-advisers without incurring the significant delay and expense associated with obtaining prior shareholder approval.

Without the approval of the Manager of Managers Arrangement, the New Fund would be required to call and hold a shareholder meeting of the New Fund before it appoints a sub-adviser or materially amends a sub-advisory agreement. Additionally, the New Fund would have to seek shareholder approval of a new sub-advisory agreement if a sub-adviser undergoes a change of control, even if there will be no change in the persons managing the New Fund. Each time a shareholder meeting is called, the New Fund must create and distribute proxy materials and solicit proxy votes from the New Fund’s shareholders. This process is time-consuming and costly, and such costs are generally borne by the New Fund, thereby reducing shareholders’ investment returns. It is anticipated that a Manager of Managers Arrangement will permit the New Fund to operate more efficiently and cost-effectively.

If shareholders approve this Proposal, the New Board will oversee the selection and engagement of sub-advisers for the New Fund. Further, the New Board, including a majority of the Independent Trustees, will evaluate and consider for approval all new sub-advisory agreements. Finally, under the 1940 Act, the New Board, including a majority of the Independent Trustees, will be required to review and consider any sub-advisory agreement for renewal annually, following an initial two year period. Prior to entering into, renewing or amending a sub-advisory agreement, the Adviser and the relevant sub-adviser will have a legal duty to provide the New Board with information on factors pertinent to the New Board’s decision regarding those advisory arrangements.

If shareholders of the Fund do not approve Proposal 2, the New Fund would be required to solicit shareholder approval of new or materially amended sub-advisory agreements or solicit New Fund shareholders’ approval of the Manager of Managers Arrangement.

Effect on Fees and Quality of Advisory Services

Proposal 2 does not affect the amount of investment advisory fees paid by the New Fund to the Adviser. When entering into and amending sub-advisory agreements, the Adviser will negotiate fees paid to the sub-advisers for their services. The sub-advisory fees are paid out of the New Fund’s investment advisory fee. The fees paid to the Adviser by the New Fund will be considered by the New Board in approving and renewing advisory and sub-advisory agreements.

Under Proposal 2, shareholder approval will continue to be required in the event of any proposed increase in the investment advisory fee paid by the New Fund to the Adviser are increased. Further, whether or not shareholders approve Proposal 2, the Adviser will continue to be required to provide the same level of management and administrative services to the New Fund as it provides to the Fund.

Conditions for Establishing a Manager of Managers Arrangement

Currently, the only means for establishing a Manager of Managers Arrangement is by filing an application with the SEC requesting an exemptive order that would provide relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that shareholders approve advisory agreements, including any sub-advisory agreements, and approve any material amendments to such agreements. The Adviser and the New Trust have requested and received Manager of Managers exemptive relief from the SEC.

If shareholders of the New Fund approve Proposal 2, the Adviser and the New Fund would be authorized to (1) engage new or additional sub-advisers; (2) enter into and modify existing sub-advisory agreements; and (3) terminate and replace sub-advisers without obtaining further approval of the New Fund’s shareholders, provided that (a) the sub-adviser is not an “affiliated person” of the Adviser or the New Fund, other than by reason of serving as a sub-adviser to the New Fund, and (b) the New Board has approved the new or amended sub-advisory agreement.

Under the terms and conditions of the SEC exemptive order, the Adviser and the New Fund are subject to several conditions imposed by the SEC. For example, within 90 days of the hiring of a new sub-adviser, the New Fund would be required to provide its shareholders with an information statement containing information about the sub-adviser and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. For a complete list of the terms and conditions, please refer to Exhibit C.

Expenses Related to Proposal 2

All direct expenses associated with Proposal 2 will be borne by the Adviser.

The implementation of Proposal 2 is contingent on the approval of Proposal 1, which means, unless shareholders of the Fund approve both Proposals, Proposal 2 may not be implemented. If shareholders of the Fund do not approve both Proposals, the Board will take further action as it deems in the best interests of the shareholders of the Fund.

CAPITALIZATION

The following table sets forth as of the fiscal year ended January 31, 2014: (1) the audited capitalization of the Fund, and (2) the unaudited pro forma capitalization of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the closing date, as a result of daily share purchase and redemption activity in the Fund and changes in net asset value per share.

Class A Shares

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Fund	$760,039,000	$12.17	62,421,848
New Fund (pro forma)	$760,039,000	$12.17	62,421,848

Institutional Class Shares

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Fund	$1,287,772,000	$12.17	105,815,283
New Fund (pro forma)	$1,287,772,000	$12.17	105,815,283

VOTING INFORMATION

Voting Securities and Required Vote

As of the Record Date, there were 29,332,267 Class A shares, 6,140,608 Class C shares and 240,460,334 Institutional Shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Special Meeting on the Proposal. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

One-third (1/3) of the Fund’s outstanding shares entitled to vote shall constitute a quorum at the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on a proposal, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal. Abstentions will be treated as votes AGAINST a proposal. An affirmative vote of the holders of the lesser of either (a) 67% or more of the outstanding voting securities present, either in person or by proxy, at the Special Meeting if the holders of more than 50% of the outstanding voting securities are present, either in person or by proxy, or (b) more than 50% of the outstanding voting securities of the company is required for the approval of each Proposal.

You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR each proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

The Trust and the Fund are not required, and do not intend, to hold regular annual meetings of shareholders. If the Reorganization is not approved, and the Fund is not dissolved, then shareholders wishing to submit proposals for consideration for inclusion in the Fund’s proxy statement for any future meeting of shareholders should send their written proposals to the Secretary of Valued Advisers Trust, c/o Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, so they are received within a reasonable time before any such meeting. No business other than the Proposals is expected to come before the Special Meeting. If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Fund.

There normally will be no meeting of shareholders for the New Fund for the purpose of electing Trustees of the New Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting of the New Fund should send their written submissions to the principal executive offices of the New Trust at Angel Oak Funds Trust, One Buckhead Plaza, 3060 Peachtree Road NW, Suite 500, Atlanta, Georgia 30305. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

Adjournments

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote, you may be contacted by a representative of AST Fund Solutions or the Adviser, who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. To prevent this result, the Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Fund by writing to c/o Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 or by calling (877) 625-3042. The Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

The record owners of more than 5% of the outstanding shares of the Fund are listed in the following tables.

Class A

Name and Address	Percentage of Ownership
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	34.39%

Charles Schwab 101 Montgomery Street San Francisco, CA 94104	32.98%

TD Ameritrade P.O. Box 2226 Omaha, NE 68103	5.23%

Class C

Name and Address	Percentage of Ownership
Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	28.05%

UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	44.91%

First Clearing, LLC 2801 Market Street St. Louis, MO 63103	6.76%

Institutional Class

Name and Address	Percentage of Ownership
Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	14.82%

UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	32.88%

Charles Schwab 101 Montgomery Street San Francisco, CA 94104	23.79%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

OTHER BUSINESS

The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this          day of             , 2015, by and among the Valued Advisers Trust (the “VAT”) with respect to its series the Angel Oak Multi-Strategy Income Fund (the “Transferring Fund”), and the Angel Oak Funds Trust (the “AOFT” and each of VAT and AOFT, a “Trust”) with respect to its series the Angel Oak Multi-Strategy Income Fund (the “Acquiring Fund” and each of the Transferring Fund and Acquiring Fund, a “Fund”), and Angel Oak Capital Advisors, LLC (the “Adviser”) for purposes of Sections 4.3, 6.6 and 9.1 hereof. The VAT is a Delaware statutory trust, with its principal place of business at c/o Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300 Indianapolis, Indiana 46208. The AOFT is a Delaware statutory trust, with its principal place of business at c/o Angel Oak Capital Advisors, LLC, One Buckhead Plaza, 3060 Peachtree Road NW, Suite 500, Atlanta, Georgia 30305.

Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Transferring Fund and Acquiring Fund (each a “Fund”), and of and by each Trust, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Trust of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of a Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Trust of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

The Reorganization will consist of (i) the transfer of all of the assets of the Transferring Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) (which is being established solely for the purpose of acquiring these assets and continuing the Transferring Fund’s business); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Transferring Fund; and (iii) the distribution, immediately after the Closing Date, as that term is defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the Transferring Fund in liquidation of the Transferring Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, each of the Transferring Fund and the Acquiring Fund intend the Reorganization to be, and adopts it as, a “plan of reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), the related Treasury Regulations (the “Treasury Regulations”), and other guidance provided by the Internal Revenue Service (the “IRS”);

WHEREAS, Dechert LLP has or will render a federal tax opinion that the Reorganization qualifies as a plan of reorganization under Section 368(a)(1)(F) of the Code (the “Federal Tax Opinion”);

WHEREAS, the Transferring Fund and the Acquiring Fund are each a separate investment series of an open-end, registered management investment company with substantially identical investment objectives, strategies, and risks;

WHEREAS, the Transferring Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Board of Trustees of the VAT, including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), has determined that the transactions contemplated herein will be in the best interests of the Transferring Fund and its shareholders and has further determined that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Trustees of the AOFT, including a majority of the Independent Trustees, has determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund;

NOW, THEREFORE, in consideration of the representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1 THE REORGANIZATION. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of the Transferring Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Transferring Fund’s assets (i) to issue and deliver to the Transferring Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Class A Acquiring Fund Shares equal to the number of full and fractional Class A Transferring Fund Shares then outstanding and (2) Institutional Class Acquiring Fund Shares equal to the number of full and fractional Institutional Class Transferring Fund Shares then outstanding; and (ii) to assume all of the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Transferring Fund to be acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of the Transferring Fund on the Closing Date.

The Transferring Fund has provided the Acquiring Fund with its most recent unaudited schedule of investments, statement of assets and liabilities, statement of operations and statement of changes in net assets, which contain a list of all of the Transferring Fund’s assets as of the date thereof. The Transferring Fund hereby represents that as of the date of the execution of this Agreement, there have been no material changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Transferring Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Transferring Fund with a list of the securities, if any, on the Transferring Fund’s list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Transferring Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Transferring Fund holds any investments that the Acquiring Fund may not hold, the Transferring Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Transferring Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Transferring Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid exceeding such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Transferring Fund to dispose of any investments or securities if, in the reasonable judgment of the Transferring Fund, such disposition would violate the Transferring Fund’s fiduciary duty to its shareholders.

1.3 LIABILITIES TO BE ASSUMED. The Transferring Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Transferring Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date. Notwithstanding anything in this paragraph to the contrary, it is understood that the Transferring Fund has entered into an expense limitation agreement with the Adviser pursuant to which the Adviser has reimbursed the Transferring Fund for certain expenses paid by the Transferring Fund. Pursuant to this expense limitation agreement, amounts reimbursed are accrued and are permitted to be recouped by the Adviser within three years if the Transferring Fund can make the payment and remain within the expense limit. Any amounts accrued and eligible for recoupment by the Adviser with respect to the Transferring Fund will be carried forward as part of the Reorganization and will be subject to recoupment by the Adviser from the Acquiring Fund.

1.4 TRANSFER TAXES. Transferring Fund Shareholders shall pay any transfer taxes payable upon the issuance of Acquiring Fund Shares. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.5 REPORTING RESPONSIBILITY. Any regulatory reporting responsibility of the Transferring Fund, including the responsibility for filing regulatory reports, tax returns, and other documents, is and shall remain the responsibility of the Transferring Fund up to and including the Closing Date and such later date on which the Transferring Fund is terminated, except that Acquiring Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed. For the avoidance of doubt, the Transferring Fund shall be responsible for (i) preparing and filing the Fund’s Form N-CSR (including the annual report to shareholders) for the fiscal year ended January 31, 2015 and (ii) delivering the Fund’s annual report to shareholders for such fiscal year, each to be completed prior to the Effective Time.

1.6 TERMINATION. After the Effective Time, the Transferring Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 2.1, but in all events within six months after the Effective Time, (a) the Transferring Fund shall be terminated as a series of the VAT and (b) the VAT shall make all filings and take all other actions in connection therewith necessary and proper to effect Transferring Fund’s complete termination.

ARTICLE II

ISSUANCE AND VALUATION

2.1 ISSUANCE OF SHARES. At or before the Closing, the Acquiring Fund shall redeem the Initial Shares (as defined in paragraph 8.5) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Transferring Fund shall distribute all the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Transferring Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by AOFT’s transfer agent, which will open accounts on the Acquiring Fund’s shareholder records in the Shareholders’ names and transfer those Acquiring Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional Acquiring Fund Shares equal to the number of full and fractional Transferring Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Class A Transferring Fund Shares shall be credited with the number of full and fractional Class A Acquiring Fund Shares due that Shareholder, and likewise for each Shareholder that holds Institutional Class shares). The net asset value (“NAV”) per share of Acquiring Fund

Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV per share of the Transferring Fund Shares that each Shareholder holds at the Effective Time. All issued and outstanding Transferring Fund Shares, including any represented by certificates, shall simultaneously be canceled on Transferring Fund’s shareholder records. AOFT shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

2.2 DETERMINATION OF VALUE. All computations of value shall be made by Huntington Asset Services, Inc., the Transferring Fund’s accounting agent, in accordance with its regular practice in pricing the shares.

ARTICLE III

CLOSING AND EFFECTIVE TIME

3.1 CLOSING DATE. The parties shall make respective best efforts to close the Reorganization (the “Closing”) on or about April 10, 2015 (the “Closing Date”), unless the parties agree in writing otherwise. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business on the Closing Date unless otherwise provided (the “Effective Time”). The Closing shall be held as of 4:00 p.m. Eastern time at the offices of the VAT, or at such other time and/or place as the parties may agree.

3.2 TRANSFER AGENT’S CERTIFICATE. The Transferring Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Transferring Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the VAT a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.3 CUSTODIAN’S CERTIFICATE. The Transferring Fund shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TRANSFERRING FUND. The VAT, on the Transferring Fund’s behalf, represents and warrants to AOFT and the Acquiring Fund as follows:

(a) The Transferring Fund is a separate investment series of the VAT, a statutory trust duly organized, validly existing and in good standing under the laws of Delaware.

(b) The Transferring Fund is a separate investment series of the VAT, which is registered as an open-end management investment company, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

(c) The current prospectus and statement of additional information of the Transferring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Transferring Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in a violation of any provision of federal law (including the 1940 Act), Delaware law, the VAT’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e) The Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement. The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) At the Closing Date, all audited financial statements of the Transferring Fund at January 31, 2015 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of such date, and there are no known contingent liabilities of the Transferring Fund as of such date not disclosed therein.

(h) Since January 31, 2015, there has not been any material adverse change in the Transferring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns. The Transferring Fund is in compliance in all material respects with all applicable U.S. Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation, the Transferring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains. The Transferring Fund will continue to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its current taxable year. The Transferring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Code sections 852 or 4982. The Transferring Fund has had no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply.

(k) All issued and outstanding shares of the Transferring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.2. The Transferring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund shares, nor is there outstanding any security convertible into any of the Transferring Fund shares.

(l) At the Closing Date, the Transferring Fund or its nominee will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary actions on the part of the Transferring Fund and, subject to approval by the Transferring Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) The Proxy Statement complies in all material respects with the Securities Exchange Act of 1934 (the “1934 Act”) and (only as it relates to the Transferring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(p) The Transferring Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business as a regulated investment company.

(q) The Transferring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in Code section 368(a)(3)(A)).

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. AOFT, on the Acquiring Fund’s behalf, represents and warrants to the VAT and the Transferring Fund as follows:

(a) The Acquiring Fund is a separate investment series of AOFT, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate investment series of AOFT, which is registered as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect.

(c) The prospectus and statement of additional information, as of the Closing Date, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of federal law (including the 1940 Act), Delaware law, AOFT’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against AOFT or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. AOFT knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The Acquiring Fund has not commenced operation; however, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for the fiscal year in which the Reorganization occurs and intends to continue to meet all the requirements for that qualification and intends to distribute in each fiscal year all net investment income and realized capital gains.

(g) Immediately before the Closing, there will be no (1) issued and outstanding Acquiring Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (3) securities convertible into any Acquiring Fund Shares, or (4) any other securities issued by Acquiring Fund, except the Initial Shares.

(h) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of AOFT, and this Agreement constitutes a valid and binding obligation of AOFT enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The Acquiring Fund Shares to be issued and delivered to the Transferring Fund, for the account of the Transferring Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(j) The information furnished by AOFT for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(k) The Acquiring Fund has provided the Transferring Fund with information reasonably necessary for the preparation of a proxy statement in compliance with the 1934 Act in connection with the meeting of the shareholders of the Transferring Fund to approve this Agreement and the transactions contemplated hereby. The Proxy Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(l) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate to continue its operations after the Closing Date.

(m) AOFT has filed a post-effective amendment to its registration statement on Form N-1A with the Commission for the purpose of registering the Acquiring Fund as a series of AOFT. The post-effective amendment will be effective on or before the Closing Date.

(n) Prior to the Closing, the Acquiring Fund will not have carried on any business activity and will have no assets or liabilities.

(o) No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

(p) The Acquiring Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as a corporation for federal tax purposes. The Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the Acquiring Fund will be a “fund” (as defined in Code section 851(g)(2), eligible for treatment under Code section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under Code sections 851 and 852; the Acquiring Fund will meet the requirements of Subchapter M for qualification as a RIC, and will compute its federal income tax under Code Section 852, for its taxable year in which the Reorganization occurs; and the Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax.

(q) Immediately after the Effective Time, the Acquiring Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in Code section 368(a)(3)(A)).

(r) The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Transferring Fund Shares it actually or constructively surrenders in exchange therefor.

(s) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisors for advice regarding the Reorganization), if any, incurred in connection with the Reorganization.

(t) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

(u) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Transferring Fund will be separate consideration for, or allocable to, any of the Transferring Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory or sub-advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services.

(v) No expenses incurred by the Transferring Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund, the VAT, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to the Transferring Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

(w) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the Acquiring Fund Shares and will own those Shares solely by reason of their ownership of the Transferring Fund Shares immediately before the Reorganization and (2) the Acquiring Fund will hold the same assets and be subject to the same liabilities that the Transferring Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses.

4.3 REPRESENTATIONS OF ANGEL OAK CAPITAL ADVISORS, LLC. Angel Oak Capital Advisors, LLC (“Angel Oak”) represents and warrants to the VAT and the Transferring Fund that it will put into place, or arrange to have put in place, expense limitation arrangements with respect to the Acquiring Fund that will limit the total operating expenses of the Acquiring Fund to 0.99% (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses and inclusive of organizational expenses) through a date that is no sooner than May 31, 2016.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

5.1 OPERATION IN ORDINARY COURSE. The Transferring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include distribution of customary dividends, distributions, and redemptions. The Acquiring Fund will not commence operation until the Closing Date.

5.2 APPROVAL BY SHAREHOLDERS. The VAT will call a meeting of the shareholders of the Transferring Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Transferring Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, AOFT and the VAT will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 LIQUIDATING DISTRIBUTION. As soon as is reasonably practical after the Closing, the Transferring Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING FUND

The obligations of the Transferring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 (a) All representations and warranties of AOFT contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Transferring Fund a certificate executed in its name by AOFT’s President or Vice President, in form and substance reasonably satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

(b) The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Closing Date.

(c) The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.1.

6.2 With respect to the Acquiring Fund, the VAT shall have received on the Closing Date an opinion from Dechert LLP, counsel to AOFT and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Transferring Fund, covering the following points:

(a) AOFT is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the statutory trust power and authority under the Declaration of Trust and the Act to execute, deliver and perform its obligations under the Agreement. Under the Act and the Declaration of Trust, AOFT has the requisite trust power and authority to own all of its properties and assets and conduct its business as described in the Declaration of Trust.

(b) The Acquiring Fund has been duly established as a separate series of AOFT under the Declaration of Trust and Section 3806(b)(2) of the Act.

(c) The Acquiring Fund is a series of an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(d) The execution and delivery of the Agreement and the consummation by AOFT of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of AOFT under the Declaration of Trust and the Act. Assuming its execution and delivery by the duly authorized officers of AOFT, the Agreement has been duly executed and delivered by AOFT. The Agreement constitutes a legal, valid and binding agreement of AOFT, enforceable against AOFT, in accordance with its terms.

(e) Assuming that a consideration of not less than the net asset value of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Transferring Fund on behalf of the Transferring Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of AOFT’s Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which AOFT is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which AOFT or the Acquiring Fund is a party or by which it is bound.

(g) To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by AOFT and the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such assumptions and limitations as shall be, in the opinion of Dechert LLP and with the consent of the Transferring Fund, appropriate to render the opinions expressed therein.

6.3 The VAT and AOFT shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer by the Transferring Fund of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of such shares to the Transferring Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code;

(b) No gain or loss will be recognized by the Transferring Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

(c) No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

(d) No gain or loss will be recognized by the shareholders of the Transferring Fund upon the distribution to them of Acquiring Fund Shares in exchange for their shares of the Transferring Fund;

(e) The basis of the Acquiring Fund Shares received by each shareholder of the Transferring Fund will be the same as the basis of the shareholder’s Transferring Fund shares immediately prior to such transactions;

(f) The basis of the Transferring Fund Assets received by an Acquiring Fund will be the same as the basis of such assets in the hands of the Transferring Fund immediately prior to such transactions;

(g) A shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Transferring Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

(h) The holding period of the Acquiring Fund with respect to the Transferring Fund Assets will include the period for which such Transferring Fund Assets were held by the Transferring Fund, provided that the Transferring Fund held such Transferring Fund Assets as capital assets.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Transferring Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) the Transferring Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Dechert LLP may reasonably request, and the Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be, in the opinion of such counsel and with the consent of the Transferring Fund, appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3.

6.4 The post-effective amendment on Form N-1A filed by AOFT with the Commission to register the Acquiring Fund as a series of AOFT is effective and no stop order has been issued by the Commission.

6.5 Subject to paragraph 6.4, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

6.6 The Adviser has agreed to bear the expense of premiums for a “run-off” directors and officers errors and omissions insurance policy that covers the present and former trustees and officers of the VAT with respect to the Transferring Fund (“Run-Off Coverage”) for the period beginning at the Closing Date and ending no less than three years thereafter, which Run-Off Coverage shall be equivalent to that provided to the VAT’s trustees and officers under the insurance policy(ies) from time to time in effect with respect to the VAT and its trustees and officers generally.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Transferring Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the VAT’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Transferring Fund shall have delivered to the Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the VAT.

7.3 The Transferring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Funds, on or before the Closing Date.

7.4 The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.1.

7.5 With respect to the Transferring Fund, AOFT shall have received on the Closing Date an opinion of The Law Offices of John H. Lively & Associates, Inc., counsel to the VAT and the Transferring Fund, or of local Delaware Counsel in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a) The VAT is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the statutory trust power and authority under the Declaration of Trust and the Act to execute, deliver and perform its obligations under the Agreement. Under the Act and the Declaration of Trust, the VAT has the requisite trust power and authority to own all of its properties and assets and conduct its business as described in the Declaration of Trust.

(b) The Transferring Fund has been duly established as a separate series of the VAT under the Declaration of Trust and Section 3806(b)(2) of the Act.

(c) The Transferring Fund is a series of an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(d) The execution and delivery of the Agreement and the consummation by the VAT of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the VAT under the Declaration of Trust and the Act. Assuming its execution and delivery by the duly authorized officers of the VAT, the Agreement has been duly executed and delivered by the VAT. The Agreement constitutes a legal, valid and binding agreement of the VAT, enforceable against that VAT, in accordance with its terms.

(e) Assuming that (i) all of the issued and outstanding shares of the Transferring Fund were issued, sold and paid for in accordance with the terms of the Transferring Fund’s registration statement, or any amendment thereto, and its Agreement and Declaration of Trust, in each case as in effect at the time of such issuance, and (ii) the name and address of, and the number of shares held by, each Shareholder of the Transferring Fund is duly reflected on a register of shares at the principal office of the Trust or the office of the Trust’s transfer agent, all issued and outstanding shares of the Transferring Fund are duly authorized and are validly issued, fully paid and non-assessable beneficial interests in the Trust, and no Shareholder of the Transferring Fund has any preemptive or similar rights to subscribe to any additional shares of the Transferring Fund.

(f) The Proxy Statement, to the knowledge of such counsel, is effective and no stop order under the 1934 Act pertaining thereto has been issued.

(g) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the VAT’s Declaration of Trust or By-laws.

(h) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in (i) a breach of or default under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Transferring Fund is a party or by which it or any of its properties may be bound and which is identified as such to such counsel in a certificate of an officer of the VAT or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which the VAT or the Transferring Fund is a party or by which it is bound and which is identified as such to such counsel in a certificate of an officer of the VAT; provided, however, that the foregoing opinion may expressly exclude breaches, defaults and events of such acceleration or imposition (x) involving financial covenants or similar provisions requiring financial calculations or determinations to ascertain compliance, (y) relating to a “material adverse event” or similar words or phrases, or (z) involving any statement or writing that may constitute parol evidence bearing on interpretation of construction.

(i) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States is required for consummation by the VAT and the Transferring Fund of the transaction contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws. Neither the execution, delivery and performance by the VAT of the Agreement, nor the consummation by the VAT of any of the applicable transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust.

Such opinion shall contain such other assumptions and limitations as shall be, in the opinion of counsel to the VAT and the Transferring Fund or local Delaware counsel and with the consent of the Acquiring Fund, appropriate to render the opinions expressed therein.

In rendering such opinion, The Law Offices of John H. Lively & Associates, Inc., or Delaware Counsel, may assume all conditions precedent set forth in the Agreement have been satisfied (including approval of the Agreement by the Transferring Fund’s shareholders) and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of the VAT have complied with their fiduciary duties in approving the Agreement, that the Reorganization is fair in all respects and that the execution and delivery of the Agreement by the VAT with respect to the Transferring Fund and the performance of its obligations thereunder are not inconsistent with the 1940 Act or the rules and regulations thereunder. In addition, such counsel need not express an opinion with respect to any provisions of the Agreement that purport to obligate the VAT to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of the Agreement to the extent that such provisions purport to bind the trustees of the VAT in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement and any provision of the Agreement to the extent such provision relates to the dissolution or liquidation of the Transferring Fund.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF

THE ACQUIRING FUND AND THE TRANSFERRING FUND TO CLOSE

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, as the case may be, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Transferring Fund in accordance with the provisions of the VAT’s Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.1 or in paragraph 6.3.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Proxy Statement shall have become effective under the 1934 Act, and no stop orders suspending the effectiveness of the Proxy Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1934 Act. In addition, the registration statement on Form N-1A for AOFT, including the post-effective amendment to register the Acquiring Fund as a series of AOFT, shall be effective.

8.5 Before the Closing, the Board of Trustees of AOFT shall have authorized the issuance of, and the Acquiring Fund shall have issued, as applicable, one Class A share and one Institutional Class share (the “Initial Shares”) to the Adviser or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount as determined by the Board), to vote on the investment advisory agreement, distribution and service plan, and other agreements and plans referred to in paragraph 8.6 and to take whatever action it may be required to take as Acquiring Fund’s sole shareholder;

8.6 AOFT, on Acquiring Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment advisory agreement, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for Acquiring Fund’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by AOFT’s Board and, to the extent required by law (as interpreted by Commission staff positions), by a majority of its Independent Trustees and by the Acquiring Fund’s sole shareholder;

At any time before the Closing, either Fund may waive any of the foregoing conditions, if, in the judgment of its Board, such waiver will not have a material adverse effect on its shareholders’ interests.

8.7 Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party and its counsel.

ARTICLE IX

EXPENSES

9.1 The Adviser will pay all direct costs and expenses incurred by the Transferring Fund incurred in connection with the Reorganization (including costs and expenses incurred in connection with the preparation and distribution of any proxy statement or other costs incurred in connection with the special meeting of Shareholders including the fees and expenses of counsel). The Adviser has further agreed to pay the cost of Run-Off Coverage as defined in Section 6.6 herein.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Transferring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Transferring Fund. In addition, either the Acquiring Fund or the Transferring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 10 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the VAT’s or AOFT’s Board of Trustees that the consummation of the Transaction contemplated herein is not in the best interest of the Transferring Fund or the Acquiring Fund, respectively.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the VAT or AOFT, or their respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Trust; provided, however, that following the meeting of shareholders of the Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Transferring Fund Shareholders under this Agreement to the detriment of such Transferring Fund Shareholders without their further approval. To the extent that it is subsequently determined that the Reorganization would not be a tax-free reorganization under Section 368 of the Code, the parties agree to work in good faith to amend this Agreement to ensure that the Reorganization is or remains a tax-free reorganization.

ARTICLE XIII

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the VAT:

Angel Oak Multi-Strategy Income Fund

c/o Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Attention: Carol Highsmith, Secretary

With copies (which shall not constitute notice) to:

Law Offices of John H. Lively & Associates, Inc.

11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas 66211

Attention: John Lively

If to AOFT:

Angel Oak Funds Trust

c/o Angel Oak Capital Advisors, LLC

One Buckhead Plaza

3060 Peachtree Road NW, Suite 500

Atlanta, GA 30305

Attention: Dory S. Black, Secretary

Email: Dory.Black@angeloakcapital.com

With copies (which shall not constitute notice) to each of:

Dechert LLP 1900 K Street NW Washington, DC 20006 Attention: Stephen T. Cohen Email: stephen.cohen@dechert.com	Angel Oak Funds Trust c/o U.S. Bancorp Fund Services, LLC MK-WI-T10F 777 E. Wisconsin Avenue, 10th Floor Milwaukee, WI 53202 Attention: Michael D. Barolsky, Esq. Email: michael.barolsky@usbank.com

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

14.5 With respect to the VAT and AOFT, the names used herein refer respectively to the trusts created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents of each respective trust, which are hereby referred to and are also on file at the principal offices of each respective Trust. The obligations of each Trust entered into in the name or on behalf thereof by any of its Trustees, representatives or agents of the Trusts, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of that respective Trust personally, but bind only the trust property, and all persons dealing with the Transferring Fund and the Acquiring Fund must look solely to the trust property belonging to the Transferring Fund and the Acquiring Fund for the enforcement of any claims against the Transferring Fund and the Acquiring Fund, respectively.

14.6 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

ANGEL OAK FUNDS TRUST, WITH RESPECT TO ITS SERIES PORTFOLIO, ANGEL OAK MULTI-STRATEGY INCOME FUND

By:
Name:

VALUED ADVISERS TRUST, WITH RESPECT TO ITS SERIES PORTFOLIO, ANGEL OAK MULTI-STRATEGY INCOME FUND

By:
Name:

ANGEL OAK CAPITAL ADVISORS, LLC, SOLELY WITH RESPECT TO SECTIONS 4.3, 6.6 AND 9.1

By:
Name:

EXHIBIT B

ADDITIONAL INFORMATION ABOUT THE NEW FUND

Purchase and Sale of New Fund Shares

You may purchase or redeem New Fund shares on any business day by written request via mail (Angel Oak Multi-Strategy Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at (855) 751-4324 (toll free). Investors who wish to purchase or redeem New Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Class A Shares—All account types	$1,000	$100
Institutional Class Shares—All account types	$1,000,000	$100

Tax Information

The New Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase New Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the New Fund and its related companies may pay the intermediary for the sale of New Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the New Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

B-1

EXHIBIT C

MANAGER OF MANAGERS EXEMPTIVE RELIEF CONDITIONS

Capitalized terms used below are used as defined in the Application.

1. Before a Fund may rely on the order requested in the Application, the operation of the Fund in the manner described in the Application will be approved by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, or, in the case of a Fund whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering the Fund’s shares to the public.

2. The prospectus for each Fund will disclose the existence, substance and effect of any order granted pursuant to this Application. Each Fund will hold itself out to the public as employing the Manager of Managers Structure described in the Application. The prospectus will prominently disclose that the Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

3. The Funds will inform shareholders of the hiring of a new Sub-Adviser (other than an Affiliated Sub-Adviser) within 90 days after the hiring of that new Sub-Adviser pursuant to the Modified Notice and Access Procedures.

4. The Adviser will not enter into a Sub-Advisory Agreement with any Affiliated Sub-Adviser without that agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund.

5. At all times, at least a majority of the Board will be Independent Trustees, and the nomination and selection of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.

6. When a Sub-Adviser change is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the applicable Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Adviser or the Affiliated Sub-Adviser derives an inappropriate advantage.

7. Independent legal counsel, as defined in rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection of such counsel will be within the discretion of the then existing Independent Trustees.

8. Each Adviser will provide the Board, no less frequently than quarterly, with information about the profitability of the Adviser on a per-Fund basis. The information will reflect the impact on profitability of the hiring or termination of any Sub-Adviser during the applicable quarter.

9. Whenever a Sub-Adviser is hired or terminated, the Adviser will provide the Board with information showing the expected impact on the profitability of the Adviser.

10. The Adviser will provide general management services to a Fund, including overall supervisory responsibility for the general management and investment of a Fund’s assets and, subject to review and approval of the Board, will (i) set a Fund’s overall investment strategies; (ii) evaluate, select, and recommend Sub-Advisers to manage all or part of a Fund’s assets; (iii) when appropriate, allocate and reallocate a Fund’s assets among multiple Sub-Advisers; (iv) monitor and evaluate the performance of Sub-Advisers; and (v) implement procedures reasonably designed to ensure that the Sub-Advisers comply with a Fund’s investment objective, policies and restrictions.

C-1

11. No trustee or officer of the Trust or of a Fund, or director or officer of the Adviser, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a Sub-Adviser, except for (i) ownership of interests in the Adviser or any entity that controls, is controlled by, or is under common control with the Adviser; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a Sub-Adviser or an entity that controls, is controlled by, or is under common control with a Sub-Adviser.

12. Each Fund will disclose in its registration statement the Aggregate Fee Disclosure.

13. Any new Sub-Advisory Agreement or any amendment to an existing Advisory Agreement or Sub-Advisory Agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by a Fund will be submitted to the Fund’s shareholders for approval.

14. In the event the Commission adopts a rule under the 1940 Act providing substantially similar relief to that in the order requested in the application, the requested order will expire on the effective date of that rule.

C-2

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER REGISTRATION FIELD

Angel Oak Multi-Strategy Income Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 12, 2015

The undersigned hereby appoints Matthew J. Miller and Carol J. Highsmith as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Time, on March 12, 2015 at the offices of Valued Advisers Trust at 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 536-1559. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 12, 2015. The proxy statement for this meeting is available at: proxyonline.com/docs/AngelOak.pdf

Angel Oak Multi-Strategy Income Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his/her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN

1.	To reorganize the Fund from a series of Valued Advisers Trust to a series (the “New Fund”) of Angel Oak Funds Trust.

		¡	¡	¡

2.	To approve of a “manager of managers” arrangement for the New Fund that would grant the New Fund and the Adviser greater flexibility with respect to the use of sub-advisers.	¡	¡	¡

The implementation of Proposal 1 IS NOT contingent on the approval of Proposal 2. However, the implementation of Proposal 2 IS contingent on Proposal 1. If either Proposal is not approved by the shareholders of the Fund, the Board will take further action as it deems in the best interests of the shareholders of the Fund.

THANK YOU FOR VOTING